Fixed Assets, Net	12 Months Ended
Dec. 31, 2019
Fixed Assets, Net
Fixed Assets, Net

4. Fixed Assets, Net

Fixed assets, net consisted of the following (in thousands):

	Vessel		Net Book
	Costs	Accumulated Depreciation	Value
As of January 1, 2017	$3,554,683	$(647,962)	$2,906,721
Additions	4,478	—	4,478
Depreciation	—	(115,228)	(115,228)
As of December 31, 2017	$3,559,161	$(763,190)	$2,795,971
Additions	2,830	—	2,830
Impairment Loss	(337,738)	127,023	(210,715)
Depreciation	—	(107,757)	(107,757)
As of December 31, 2018	$3,224,253	$(743,924)	$2,480,329
Additions	6,050	—	6,050
Depreciation	—	(96,505)	(96,505)
As of December 31, 2019	$3,230,303	$(840,429)	$2,389,874

As of December 31, 2019, the Company concluded that events and circumstances triggered the existence of potential impairment of its long-lived assets. These indicators included volatility in the charter market and the vessels’ market values, as well as the potential impact the current marketplace may have on its future operations. As a result, the Company performed step one of the impairment assessment of the Company’s vessels by comparing the undiscounted projected net operating cash flows for each vessel to its carrying value. As at December 31, 2019, the Company’s assessment concluded that step two of the impairment analysis was not required for any vessel, as the undiscounted projected net operating cash flows of all vessels exceeded the carrying value of the respective vessels. As of December 31, 2019, no impairment loss was identified.

As of December 31, 2018, the Company concluded that events and circumstances triggered the existence of potential impairment of its long-lived assets. These indicators included volatility in the charter market and the vessels’ market values, as well as the potential impact the current marketplace may have on its future operations. As a result, the Company performed step one of the impairment assessment of the Company’s vessels by comparing the undiscounted projected net operating cash flows for each vessel to its carrying value. As at December 31, 2018, the Company’s assessment concluded that step two of the impairment analysis was required for certain of its vessels, as the undiscounted projected net operating cash flows of certain vessels did not exceed the carrying value of the respective vessels. Fair value of each vessel was determined by management with the assistance from valuations obtained by third party independent shipbrokers. As of December 31, 2018, the Company recorded an impairment loss of $210.7 million for ten of its vessels that are held and used, which is reflected under “Impairment loss” in the accompanying Consolidated Statements of Operations.

As of December 31, 2017, the Company concluded that there are no events and circumstances, which may trigger the existence of potential impairment of the Company’s vessels. The indicators which were considered were mainly the current improved charter market and the improved vessel’s market values compared to the prior year, as well as the potential impact the marketplace may have on the future operations.

The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $378.2 million as of December 31, 2019 and December 31, 2018. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclicality of the nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.

In connection with the 2018 debt refinancing, the Company undertook to seek to refinance two of its 13,100 TEU vessels, the Hyundai Honour and Hyundai Respect, which refinancing was completed on April 12, 2019 through a sale and leaseback arrangement with a term of five years, at the end of which the Company will reacquire the vessels for an aggregate amount of $52.6 million or earlier, at the Company’s option, for a purchase price set forth in the agreement. The net proceeds amounting to $144.8 million were applied pro rata to partially repay the existing credit facilities (Club Facility, Credit Suisse Facility, Citibank $114 mil. Facility and Citibank $123.9 mil. Facility) secured by mortgages on such vessels. This arrangement was recorded as a  failed sale and leaseback by the Company with the received proceeds recognized as a financial liability. The carrying value of these vessels amount to $271.9 million as of December 31, 2019.

The scheduled leaseback instalments subsequent to December 31, 2019 are as follows (in thousands):

Instalments due by period ended:
December 31, 2020	$32,611
December 31, 2021	32,522
December 31, 2022	32,521
December 31, 2023	32,521
December 31, 2024	60,733
Total leaseback instalments	190,908
Less: Imputed interest	(52,694)
Total leaseback obligation	138,214
Less: Current leaseback obligation	(16,342)
Leaseback obligation, net of current portion	$121,872